Exhibit 2.1

SCL 0020

SuperCom Ltd.

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

ORDINARY SHARES

CUSIP M87095 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that

is the owner of

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES

SuperCom Ltd. (hereinafter called the "Company") transferable on the books of the Company by the Registered Holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association and amendments thereto of the Company.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

MEIRA ZADA
CHIEF FINANCIAL OFFICER

SuperCom Ltd

ARIE TRABELSI
CHIEF EXECUTIVE OFFICER

TSVIYA TRABELSI
CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT– _____________ Custodian _____________
TEN ENT	–	as tenants by the entireties	(Cust)	(Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act ______________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,__________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

of the Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.